Exhibit 99.2 Earnings Conference Call 3 rd Quarter 2020 October 29, 2020

Forward-Looking Statements In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “intends,” “potential,” “plans,” “predicts,” “projects,” “targets,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) changes to or the elimination of Idaho Power’s regulatory cost recovery mechanisms; (c) the impacts of the COVID-19 pandemic on the global and regional economy and Idaho Power’s business; (d) changes in customer growth rates, loss of significant customers, and related changes in loads; (e) abnormal or severe weather conditions, climate change, wildfires, droughts, earthquakes, and other natural phenomena; (f) advancement of technologies that reduce customer demand or create power reliability challenges; (g) acts or threats of terrorist incidents, or other malicious acts, social unrest, acts of war, cyber-attacks, the companies’ failure to secure data or comply with privacy laws or regulations, security breaches; (h) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (i) variable hydrological conditions or over-appropriation of surface and groundwater; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) disruptions or outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (l) accidents, fires, explosions, and mechanical breakdowns, that can damage the companies’ assets and subject the companies to third-party claims for damages; (m) increased purchased power costs and challenges associated with integrating intermittent renewable energy sources into Idaho Power's resource portfolio; (n) the failure to comply with state and federal laws, regulations, and orders; (o) changes in tax laws and the availability of tax credits; (p) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (q) the inability to obtain or cost of obtaining and complying with government permits and approvals; (r) failure to comply with mandatory reliability and security requirements; (s) the impacts of changes in economic conditions, including on customer demand; (t) the ability to obtain debt and equity financing when necessary and on reasonable terms; (u) changes in the method for determining LIBOR and the potential replacement of LIBOR; (v) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (w) the magnitude of future benefit plan funding obligations; (x) the assumptions underlying the coal mine reclamation obligations at Bridger Coal Company and related funding requirements, and remediation costs associated with planned exits from coal plants; (y) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (z) Idaho Power's concentration in one industry and one region, regional economic condition and regional legislation and regulation; (aa) employee and third-party vendor workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; and (bb) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and Form 10-Q and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Form 10-Q and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Lisa Grow Steve Keen IDACORP President IDACORP Senior Vice President & Chief Executive Officer & Chief Financial Officer 3

Earnings Performance IDACORP, Inc. Net Income and Earnings Per Diluted Share (Thousands Except for Per Share Amounts) Three Months Nine Months Ended September 30, 2020 Ended September 30, 2020 2020 2019 2020 2019 Net Income $ 102,031 $ 89,876 $ 199,910 $ 185,718 Average shares outstanding– diluted 50,576 50,558 50,554 50,528 Earnings per diluted share $ 2.02 $ 1.78 $ 3.95 $ 3.68 4

Growth & Economic Expansion 2.6% 580,000 Idaho Power Customer Growth 570,000 560,000 550,000 540,000 530,000 Twelve Months 2016 2017 2018 2019 Ended Sept. 30, 2020 * Top State in Rate of Growth, 3 Years in a Row Growth by Customer Class 1 • Residential 2.8% 2.1% • Commercial 2.0% • Irrigation 1.0% Idaho 5 *Source: U.S. Census Bureau

Common Stock Dividend Growth “At this time, management expects to recommend to the Board of Directors future annual increases in the dividend of 5% or more which would keep the company within the current target payout ratio of between 60 and 70 percent of sustainable IDACORP earnings.” Lisa A. Grow, IDACORP President and Chief Executive Officer September 17, 2020 $2.84(1) $2.68 $2.52 $2.36 $2.20 Current Target Payout Ratio: 60-70% $2.04 $1.88 $1.72 $1.52 $1.32 $1.20 (1) $0.63 $0.67 $0.71 $0.55 $0.59 $0.47 $0.51 $0.38 $0.43 $0.30 $0.33 Q4 2011Q1 2012Q4 2012Q4 2013Q4 2014Q4 2015Q4 2016Q4 2017Q4 2018Q4 2019Q4 2020 Q4 2011Q1 2012Q4 2012Q4 2013Q4 2014Q4 2015Q4 2016Q4 2017Q4 2018Q4 2019Q4 2020 Quarterly Dividend Per Share Annualized Dividend Per Share 6 (1) See IDACORP’s most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

• Boardman coal-fired plant ceased operations in October 2020 • 2019 amended Integrated Resource Plan suggests Idaho Power could end its participation in the North Valmy coal-fired plant as soon as 2022 7

Experienced, Diverse, Largely Independent Directors Committees of the Board of Directors Corp. Gov. Director Independent Audit Compensation and Executive Nominating Darrel T. Anderson Odette C. Bolano ✓ ✓ Thomas E. Carlile ✓ ✓ Richard J. Dahl ‡ ✓ ✓ ✓ Annette G. Elg ✓ ✓ Lisa A. Grow © Ronald W. Jibson ✓ ✓ Judith A. Johansen ✓ ✓ ✓ Dennis Johnson ✓ ✓ ✓ Christine King ✓ © ✓ Richard J. Navarro ✓ © ✓ © - Committee Chairperson ‡ - Chairman of the Board 8

Winter Weather Outlook November 2020 Through January 2021 9 Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, October 15, 2020

Q3 2019 to Q3 2020 IDACORP, Inc. Net Income (millions) Net Income – For the Quarter Ended September 30, 2019 $ 89.9 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 3.9 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms 0.3 Idaho fixed cost adjustment revenues (1.6) Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms (0.2) Transmission wheeling-related revenues 4.4 Other operations and maintenance expenses 4.4 Other changes in operating revenues and expenses, net (0.4) Increase in Idaho Power operating income 10.8 Non-operating income and expenses (0.8) Income tax expense 2.4 Total increase in Idaho Power net income 12.4 Other IDACORP changes (net of tax) (0.3) 10 Net Income – For the Quarter Ended September 30, 2020 $ 102.0

Operating Cash Flows (millions) Nine Months Ended September 30 IDACORP 2020 2019 Net Cash Provided by Operating Activities $ 284.0 $ 287.0 Liquidity As of September 30, 2020 (1) (millions) IDACORP Idaho Power Revolving Credit Facility – Expires December 2024 $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(2) – (24.2) (1) Holding company only. (2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or Total $ 100.0 $ 275.8 mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties. • No Commercial • No Equity Needs Paper Outstanding in Current Plans 11

2020 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics (Millions Except for Per Share Amounts) 2020 Estimates Current(1) Previous(2) IDACORP Earnings Per Diluted Share Guidance $ 4.55 – $ 4.65 $ 4.45 – $ 4.65 Idaho Power Additional Amortization of Accumulated No Change None Deferred Investment Tax Credits Idaho Power Revenue Sharing with Customers None N/A Idaho Power Operations & Maintenance Expense $ 345 – $ 355 $ 350 – $ 360 Idaho Power Capital Expenditures, Excluding No Change $ 300 – $ 310 Allowance for Funds Used During Construction Idaho Power Hydropower Generation (MWh) 6.5 – 7.0 6.5 – 7.5 (1) As of October 29, 2020. (2) As of July 30, 2020, the date of filing IDACORP’s and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. 12

Contact Information Investors & Analysts Media Justin S. Forsberg Jordan Rodriguez Director of Investor Relations & Treasury Corporate Communications (208) 388-2728 (208) 388-2460 JForsberg@idacorpinc.com JRodriguez@idahopower.com Webcast and presentation on WWW.IDACORPINC.COM